Loans Held for Sale Loans Held for Sale	12 Months Ended
Dec. 31, 2017
Loans Held for Sale [Abstract]
Loans Held for Sale [Table Text Block]
Loans Held for Sale
Mortgage loans held for sale are carried at their fair value. Mortgage loans held for sale were $4.1 million and $10.4 million at December 31, 2017 and 2016, respectively. These amounts are included in loans on the Consolidated Balance Sheets and in the residential real estate loan segments in Note 5 - Loans and Note 6 - Allowance for Loan Losses. The contractual balance was $4.1 million and $10.3 million at December 31, 2017 and 2016, respectively. The gain expected upon sale was $55,000 and $131,000 at December 31, 2017 and 2016, respectively. None of these loans were 90 days or more past due or on nonaccrual status as of December 31, 2017 or 2016.

During 2015, Park transferred certain commercial loans held for investment, with a book balance of $144,000, to the loans held for sale portfolio, and subsequently completed the sale of these commercial loans held for sale, recognizing a net gain on sale of $756,000. No commercial loans were held for sale or sold during 2017 or 2016.